FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

CAPRICOR, INC.

(A DEVELOPMENT STAGE COMPANY)

CONTENTS

PAGE

INDEPENDENT AUDITORS' REPORT	1

BALANCE SHEETS	2

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS	3

STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (DEFICIT)	4 - 6

STATEMENTS OF CASH FLOWS	7

NOTES TO FINANCIAL STATEMENTS	8 - 17

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Shareholders
of Capricor, Inc.

We have audited the accompanying financial statements of Capricor, Inc. (a Delaware corporation), which comprise the balance sheets as of December 31, 2012 and 2011, and the related statements of operations and comprehensive loss, shareholders’ equity (deficit), and cash flows for the years then ended and for the period from July 5, 2005 (inception) through December 31, 2012, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America as established by the Auditing Standards Board (United States) and in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Capricor, Inc. is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capricor, Inc. as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended and for the period from July 5, 2005 (inception) through December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

/s/ Rose, Snyder & Jacobs LLP

Rose, Snyder & Jacobs LLP

Encino, California

July 17, 2013

15821 Ventura Boulevard, Suite 490, Encino, California 91436
Phone: (818) 461-0600 • Fax: (818) 461-0610

CAPRICOR, INC.

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS

DECEMBER 31, 2012 AND 2011

	2012	2011
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$170,106	$1,550,248
Marketable securities	4,192,726	-
Grants receivable	767,163	407,616
Interest receivable	25,215	-
Prepaid expenses and other current assets	38,042	11,358

TOTAL CURRENT ASSETS	5,193,252	1,969,222

PROPERTY AND EQUIPMENT, at cost
Furniture and equipment	29,623	27,202
Laboratory equipment	68,878	57,871
	98,501	85,073
Less accumulated depreciation	(64,558)	(48,551)

NET PROPERTY AND EQUIPMENT	33,943	36,522

OTHER ASSETS
Patents, net of accumulated amortization of $28,145 and $23,815, respectively	178,307	93,087
Deposits	18,088	9,108

TOTAL ASSETS	$5,423,590	$2,107,939

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$264,707	$187,532
Accounts payable and accrued expenses, related party	164,484	159,930
Sub-award payable, related party	75,072	80,421
Accrued royalties	24,904	24,904

TOTAL CURRENT LIABILITIES	529,167	452,787

COMMITMENTS AND CONTINGENCIES, note 6

SHAREHOLDERS' EQUITY
Series A-1 Preferred stock, $0.001 par, 940,000 shares authorized, issued and outstanding	940	940
Series A-2 Preferred stock, $0.001 par, 736,844 shares authorized, issued and outstanding	737	737
Series A-3 Preferred stock, $0.001 par, 3,750,000 shares authorized, 1,500,000 and 250,000 shares issued and outstanding, respectively	1,500	250
Common stock, $0.001 par, 10,074,450 shares authorized, 1,812,078 shares issued and outstanding	1,812	1,812
Additional paid-in capital	12,120,051	6,788,954
Subscription receivable	(2,211)	(2,185)
Accumulated other comprehensive loss	(21,795)	-
Deficit accumulated during the development stage	(7,206,611)	(5,135,356)

TOTAL SHAREHOLDERS' EQUITY	4,894,423	1,655,152

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$5,423,590	$2,107,939

See independent auditors' report

and notes to financial statements.

CAPRICOR, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011 AND THE PERIOD

FROM JULY 5, 2005 (INCEPTION) THROUGH DECEMBER 31, 2012

	Years Ended December 31,		July 5, 2005 (inception) through December 31,
	2012	2011	2012

GRANT INCOME	$1,898,764	$1,205,702	$3,677,737

OPERATING EXPENSES
Research and development	2,634,222	1,666,309	6,302,417
General and administrative	1,364,582	690,543	4,744,712

TOTAL OPERATING EXPENSES	3,998,804	2,356,852	11,047,129

LOSS FROM OPERATIONS	(2,100,040)	(1,151,150)	(7,369,392)

OTHER INCOME (EXPENSES)
Investment income	28,785	1,830	162,781

TOTAL OTHER INCOME (EXPENSES)	28,785	1,830	162,781

NET LOSS	(2,071,255)	(1,149,320)	(7,206,611)

OTHER COMPREHENSIVE LOSS
Net unrealized loss on marketable securities	(21,795)	-	(21,795)

COMPREHENSIVE LOSS	$(2,093,050)	$(1,149,320)	$(7,228,406)

Net loss attributable to common stockholders per share, basic and diluted	$(1.58)	$(0.88)

Weighted average number of shares, basic and diluted	1,812,078	1,812,078

See independent auditors' report

and notes to financial statements.

CAPRICOR, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

FOR THE PERIOD FROM JULY 5, 2005 (INCEPTION) THROUGH DECEMBER 31, 2012

												Deficit
												Accumulated
											Other	During the
	Series A-1 Preferred Stock		Series A-2 Preferred Stock		Series A-3 Preferred Stock		Common Stock		Additional	Subcription	Comprehensive	Development
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Paid-In Capital	Receivable	Loss	Stage	Total

Balance, July 5, 2005	-	$-	-	$-	-	$-	-	$-	$-	$-	$-	$-	$-

Common stock issued to founders	-	-	-	-	-	-	1,800,000	1,800	-	(1,800)	-	-	-

Interest on subscription receivable	-	-	-	-	-	-	-	-	-	(36)	-	-	(36)

Net income	-	-	-	-	-	-	-	-	-	-	-	36	36

Balance, December 31, 2005	-	-	-	-	-	-	1,800,000	1,800	-	(1,836)	-	36	-

Series A-1 preferred stock issued for cash at $3.20 per share	940,000	940	-	-	-	-	-	-	3,007,060	-	-	-	3,008,000

Interest on subscription receivable	-	-	-	-	-	-	-	-	-	(86)	-	-	(86)

Net loss	-	-	-	-	-	-	-	-	-	-	-	(1,171,419)	(1,171,419)

Balance, December 31, 2006	940,000	940	-	-	-	-	1,800,000	1,800	3,007,060	(1,922)	-	(1,171,383)	1,836,495

Interest on subscription receivable	-	-	-	-	-	-	-	-	-	(71)	-	-	(71)

Stock-based compensation	-	-	-	-	-	-	-	-	5,820	-	-	-	5,820

Net loss	-	-	-	-	-	-	-	-	-	-	-	(979,076)	(979,076)

Balance, December 31, 2007	940,000	940	-	-	-	-	1,800,000	1,800	3,012,880	(1,993)	-	(2,150,459)	863,168

Common stock issued for services at $0.32 per share	-	-	-	-	-	-	12,078	12	3,846	-	-	-	3,858

Interest on subscription receivable	-	-	-	-	-	-	-	-	-	(37)	-	-	(37)

Stock-based compensation	-	-	-	-	-	-	-	-	16,422	-	-	-	16,422

Net loss	-	-	-	-	-	-	-	-	-	-	-	(630,859)	(630,859)

Balance, December 31, 2008	940,000	940	-	-	-	-	1,812,078	1,812	3,033,148	(2,030)	-	(2,781,318)	252,552

See independent auditors' report

and notes to financial statements.

CAPRICOR, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (CONTINUED)

FOR THE PERIOD FROM JULY 5, 2005 (INCEPTION) THROUGH DECEMBER 31, 2012

												Deficit
												Accumulated
											Other	During the
	Series A-1 Preferred Stock		Series A-2 Preferred Stock		Series A-3 Preferred Stock		Common Stock		Additional	Subcription	Comprehensive	Development
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Paid-In Capital	Receivable	Loss	Stage	Total

Balance, December 31, 2008	940,000	940	-	-	-	-	1,812,078	1,812	3,033,148	(2,030)	-	(2,781,318)	252,552

Series A-2 preferred stock and warrants issued for cash at $3.80 per unit	-	-	210,528	210	-	-	-	-	799,797	-	-	-	800,007

Interest on subscription receivable	-	-	-	-	-	-	-	-	-	(69)	-	-	(69)

Stock-based compensation	-	-	-	-	-	-	-	-	8,251	-	-	-	8,251

Net loss	-	-	-	-	-	-	-	-	-	-	-	(148,970)	(148,970)

Balance, December 31, 2009	940,000	940	210,528	210	-	-	1,812,078	1,812	3,841,196	(2,099)	-	(2,930,288)	911,771

Series A-2 preferred stock issued for cash at $3.80 per share	-	-	526,316	527	-	-	-	-	1,999,473	-	-	-	2,000,000

Equity offering transaction costs	-	-	-	-	-	-	-	-	(91,155)	-	-	-	(91,155)

Interest on subscription receivable	-	-	-	-	-	-	-	-	-	(57)	-	-	(57)

Stock-based compensation	-	-	-	-	-	-	-	-	24,163	-	-	-	24,163

Net loss	-	-	-	-	-	-	-	-	-	-	-	(1,055,748)	(1,055,748)

Balance, December 31, 2010	940,000	940	736,844	737	-	-	1,812,078	1,812	5,773,677	(2,156)	-	(3,986,036)	1,788,974

Series A-3 preferred stock issued for cash at $4.00 per share	-	-	-	-	250,000	250	-	-	999,750	-	-	-	1,000,000

Interest on subscription receivable	-	-	-	-	-	-	-	-	-	(29)	-	-	(29)

Stock-based compensation	-	-	-	-	-	-	-	-	15,527	-	-	-	15,527

Net loss	-	-	-	-	-	-	-	-	-	-	-	(1,149,320)	(1,149,320)

Balance, December 31, 2011	940,000	940	736,844	737	250,000	250	1,812,078	1,812	6,788,954	(2,185)	-	(5,135,356)	1,655,152

See independent auditors' report

and notes to financial statements.

CAPRICOR, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (CONTINUED)

FOR THE PERIOD FROM JULY 5, 2005 (INCEPTION) THROUGH DECEMBER 31, 2012

												Deficit
												Accumulated
											Other	During the
	Series A-1 Preferred Stock		Series A-2 Preferred Stock		Series A-3 Preferred Stock		Common Stock		Additional	Subcription	Comprehensive	Development
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Paid-In Capital	Receivable	Loss	Stage	Total

Balance, December 31, 2011	940,000	940	736,844	737	250,000	250	1,812,078	1,812	6,788,954	(2,185)	-	(5,135,356)	1,655,152

Series A-3 preferred stock issued for cash at $4.00 per share	-	-	-	-	1,250,000	1,250	-	-	4,998,750	-	-	-	5,000,000

Interest on subscription receivable	-	-	-	-	-	-	-	-	-	(26)	-	-	(26)

Stock-based compensation	-	-	-	-	-	-	-	-	332,347	-	-	-	332,347

Unrealized loss on marketable securities	-	-	-	-	-	-	-	-	-	-	(21,795)	-	(21,795)

Net loss	-	-	-	-	-	-	-	-	-	-	-	(2,071,255)	(2,071,255)

Balance, December 31, 2012	940,000	$940	736,844	$737	1,500,000	$1,500	1,812,078	$1,812	$12,120,051	$(2,211)	$(21,795)	$(7,206,611)	$4,894,423

See independent auditors' report

and notes to financial statements.

CAPRICOR, INC.

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011 AND THE PERIOD

FROM JULY 5, 2005 (INCEPTION) THROUGH DECEMBER 31, 2012

	Years Ended December 31,		July 5, 2005 (inception) through December 31,
	2012	2011	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,071,255)	$(1,149,320)	$(7,206,611)
Adjustments to reconcile net loss to net cash used in operating activities:
Gain on sale of property and equipment	-	-	(3,707)
Depreciation and amortization	20,337	21,098	137,809
Common stock issued for services	-	-	3,858
Stock-based compensation	332,347	15,527	402,530
Change in assets - (increase) decrease:
Grants receivable	(359,547)	(56,091)	(767,163)
Interest receivable	(25,215)	-	(25,215)
Prepaid expenses and other current assets	(26,684)	(1,518)	(38,042)
Deposits	(8,980)	-	(18,088)
Change in liabilities - increase (decrease):
Accounts payable and accrued expenses	77,149	57,343	264,296
Accounts payable and accrued expenses, related party	4,554	-	164,484
Sub-award payable, related party	(5,349)	29,341	75,072
Accrued royalties	-	11,353	24,904

NET CASH USED IN OPERATING ACTIVITIES	(2,062,643)	(1,072,267)	(6,985,873)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of marketable securities	(4,214,521)	-	(4,214,521)
Proceeds from sale of property and equipment	-	-	88,908
Payments for purchase of property and equipment	(13,428)	(14,584)	(228,808)
Payments for patents	(89,550)	(42,028)	(206,452)

NET CASH USED IN INVESTING ACTIVITIES	(4,317,499)	(56,612)	(4,560,873)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the sale of series A-1 preferred stock	-	-	3,008,000
Proceeds from the sale of series A-2 preferred stock	-	-	2,800,007
Proceeds from the sale of series A-3 preferred stock	5,000,000	1,000,000	6,000,000
Costs related to the issuance of preferred stock and warrants	-	-	(91,155)

NET CASH PROVIDED BY FINANCING ACTIVITIES	5,000,000	1,000,000	11,716,852

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(1,380,142)	(128,879)	170,106

Cash and cash equivalents balance at beginning of period	1,550,248	1,679,127	-

Cash and cash equivalents balance at end of period	$170,106	$1,550,248	$170,106

SUPPLEMENTAL DISCLOSURES:
Interest paid in cash	$-	$-	$-
Income taxes paid in cash	$-	$-	$-

See independent auditors' report

and notes to financial statements.

CAPRICOR, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity

Capricor, Inc. (the “Company”) was incorporated on July 5, 2005 in the State of Delaware. The Company develops products for the treatment of cardiovascular disease. Capricor’s lead product candidate, a stem cell treatment for heart disease following a myocardial infarction, is currently in the development stage.

Development Stage Activities

Since inception, the Company has not generated revenues other than revenues from various government research grants. All of the operating results and cash flows reported in the accompanying financial statements from July 5, 2005 (inception) through December 31, 2012 are considered to be those related to the development stage activities and represent the ‘cumulative from inception’ amounts required to be reported pursuant to the accounting standards for Development Stage Companies.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Management uses its historical records and knowledge of its business in making these estimates. Accordingly, actual results may differ from these estimates.

Government Research Grants

Government research grants that provide for payments to the Company for work performed are recognized as income when the related expenses are incurred.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of purchase to be cash equivalents.

Marketable Securities

At December 31, 2012 and 2011, marketable securities consist primarily of United States treasuries. These investments are considered available-for-sale. Realized gains and losses on the sale of debt and equity securities are determined on the specific identification method. Unrealized gains and losses are presented as other comprehensive income (loss).

Property and Equipment

Property and equipment are recorded at cost. Depreciation of property and equipment is computed using the straight-line method over the respective estimated useful lives of the assets ranging from five to seven years. Depreciation expense was $16,007, $16,768 and $109,664 for the years ended December 31, 2012 and 2011 and for the period from July 5, 2005 (inception) through December 31, 2012, respectively.

See independent auditors’ report.

CAPRICOR, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Intangible Assets

Amounts attributable to intellectual property consist primarily of the costs associated with the acquisition of certain technologies, patents, patents pending, and related intangible assets with respect to research and development activities. These long-term assets are stated at cost and are being amortized on a straight-line basis over the respective estimated useful lives of the assets ranging from five to fifteen years beginning on the date the patents become effective. Amortization expense was $4,330, $4,330 and $292,866 for the years ended December 31, 2012 and 2011 and for the period from July 5, 2005 (inception) through December 31, 2012, respectively. Future amortization expense for the next five years is estimated to be $4,330 per year. At December 31, 2012, the Company had $128,762 attributable to pending patents for which amortization has not begun.

Long-Lived Assets

The Company accounts for the impairment and disposition of long-lived assets in accordance with guidance issued by the Financial Accounting Standards Board (“FASB”). Long-lived assets to be held and used are reviewed for events or changes in circumstances that indicate that their carrying value may not be recoverable, or annually. No impairments were recorded for the years ended December 31, 2012 and 2011 and for the period from July 5, 2005 (inception) through December 31, 2012.

Income Taxes

Income taxes are recognized for the amount of taxes payable or refundable for the current year and deferred tax liabilities and assets are recognized for the future tax consequences of transactions that have been recognized in the Company's financial statements or tax returns. A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

The Company uses guidance issued by the FASB that clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements and prescribes a recognition threshold of more likely than not and a measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In making this assessment, a company must determine whether it is more likely than not that a tax position will be sustained upon examination, based solely on the technical merits of the position and must assume that the tax position will be examined by taxing authorities. The Company’s policy is to include interest and penalties related to unrecognized tax benefits in income tax expense. Interest and penalties totaled $0 for the years ended December 31, 2012 and 2011 and for the period from July 5, 2005 (inception) through December 31, 2012. The Company files income tax returns with the Internal Revenue Service (“IRS”), the California Franchise Tax Board, and the Comptroller of Maryland. The last filing for Maryland was for the calendar year 2011, as the Company no longer has an operational presence in the state. For jurisdictions in which tax filings are prepared, the Company is no longer subject to income tax examinations by the California Franchise Tax Board authorities for tax years through 2007, and by the IRS and the Comptroller of Maryland for tax years through 2008. The Company’s net operating loss carryforwards are subject to IRS examination until they are fully utilized and such tax years are closed.

Research and Development

Costs relating to the designing and development of new products are expensed as research and development as incurred in accordance with FASB Accounting Standards Codification (“ASC”) 730-10, Research and Development. Research and development costs amounted to $2,634,222, $1,666,309, and $6,302,417 for the years ended December 31, 2012 and 2011 and for the period from July 5, 2005 (inception) through December 31, 2012, respectively.

See independent auditors’ report.

CAPRICOR, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Comprehensive Income

Comprehensive income generally represents all changes in stockholders’ equity during the period except those resulting from investments by, or distributions to, stockholders. For the years ended December 31, 2012 and 2011 and for the period from July 5, 2005 (inception) through December 31, 2012, the Company incurred a comprehensive loss of $21,795, $0, and $21,795, respectively, related to a net unrealized loss on marketable securities.

Stock-Based Compensation

The Company accounts for stock-based employee compensation arrangements in accordance with guidance issued by the FASB, which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors based on estimated fair values.

The Company estimates the fair value of stock-based compensation awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as expense over the requisite service periods in the Company's statements of operations.

The Company estimates the fair value of stock-based compensation awards using the Black-Scholes model. This model requires the Company to estimate the expected volatility and value of its common stock and the expected term of the stock options; all of which are highly complex and subjective variables. The variables take into consideration, among other things, actual and projected employee stock option exercise behavior. The Company uses an average of historical volatility of similar companies as a basis for its expected volatility. Expected term is computed using the simplified method provided within Securities and Exchange Commission Staff Accounting Bulletin No. 110. The Company has selected a risk-free rate based on the implied yield available on U.S. Treasury securities with a maturity equivalent to the expected term of the options.

Earnings (Loss) per Share

Basic earnings (loss) per share is computed using the weighted-average number of common shares outstanding during the period. Diluted earnings (loss) per share are computed using the weighted-average number of common shares and dilutive potential common shares outstanding during the period. Dilutive potential common shares, which primarily consist of stock options issued to employees, warrants issued to third parties, and convertible preferred stock, have been excluded from the diluted loss per share calculation because their effect is anti-dilutive.

The following is a schedule of losses attributable to common stockholders for the years ended December 31, 2012 and 2011:

	For the Years Ended December 31,
	2012	2011
Net loss	$(2,071,255)	$(1,149,320)
Less: Preferred stock dividends	(794,823)	(442,125)
Net loss attributable to common stockholders	$(2,866,078)	$(1,591,445)

See independent auditors’ report.

CAPRICOR, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value Measurements

Assets and liabilities recorded at fair value in the balance sheet are categorized based upon the level of judgment associated with the inputs used to measure their fair value. The categories are as follows:

Level Input:	Input Definition:

Level I	Inputs are unadjusted, quoted prices for identical assets or liabilities in active markets at the measurement date.
Level II	Inputs, other than quoted prices included in Level I, that are observable for the asset or liability through corroboration with market data at the measurement date.
Level III	Unobservable inputs that reflect management's best estimate of what market participants would use in pricing the asset or liability at the measurement date.

The following table summarizes fair value measurements by level at December 31, 2012 for assets and liabilities measured at fair value on a recurring basis:

	December 31, 2012
	Level I	Level II	Level III	Total
Marketable securities	$4,192,726	$-	$-	$4,192,726

The Company had no assets subject to the fair value measurements at December 31, 2011. Carrying amounts reported in the balance sheet of cash and cash equivalents, grants receivable, and accounts payable and accrued expenses, approximate fair value due to their relatively short maturity. The carrying amounts of the Company’s marketable securities approximate fair value based on market quotations from national exchanges at the balance sheet date. Interest and dividend income are recognized separately on the income statement based on classifications provided by the brokerage firm holding the investments.

Liquidity

The Company has generated losses and negative cash flows from operations since inception. Capricor, Inc. has historically financed its operations from equity financing. Since 2005, the Company has used equity financed cash and government grant income to finance research and development activities.

Based upon the Company’s cash and marketable securities on hand, the Company’s management anticipates it will be able to satisfy the cash requirements of its operations through at least the next twelve months. The Company anticipates that additional equity financings, asset sales, and/or licensing arrangements, co-development arrangements, and the further pursuit of additional grant opportunities will be necessary to continue to fund operations in the future. Should management fail to adequately address the issue, the Company may have to reduce its business activities or curtail its operations.

The accompanying financial statements have been prepared on a going concern basis of accounting, which contemplates continuity of operations, realization of assets and classification of liabilities and commitments in the normal course of business. The accompanying financial statements do not reflect any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classifications of liabilities that might result if the Company is unable to continue as a going concern.

See independent auditors’ report.

CAPRICOR, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

2.	CONVERTIBLE PREFERRED STOCK

The Company is authorized to issue 5,426,844 shares of convertible preferred stock (“Preferred Stock”), which is allocated as follows; Series A-1: 940,000 shares, Series A-2: 736,844 shares, and Series A-3: 3,750,000 shares, of which 1,500,000 shares have been issued.

The Preferred Stock accrues cumulative annual dividends and is compounded annually at the rate of 6% of the applicable Series A Purchase Price per share. The dividends shall be payable only if, as and when determined by the Company’s Board of Directors. Each series of preferred stock ranks pari-pasu with each other series of preferred stock, and senior to the common stock of the Company, as to dividends, and upon liquidation, dissolution or a winding up of the Company. In the event of a “Liquidation Event” as such term is defined in the Company’s Fourth Amended and Restated Certificate of Incorporation, before any assets shall be distributed to the holders of common stock, the holders of Preferred Stock shall be entitled to be paid out of the assets available for distribution an amount equal to the applicable Series A Purchase Price plus all accrued and unpaid dividends. ) Upon conversion of the Preferred Stock, all accrued dividends shall be cancelled. No distribution will be made with respect to common stock until all declared or accrued but unpaid dividends on preferred stock have been paid or set aside for payment. Cumulative dividends as of December 31, 2012 amounted to $2,197,687.

At December 31, 2012, the Preferred Stock has an aggregate liquidation preference of approximately $14,006,000, which includes cumulative dividends. Holders of the Preferred Stock, at their option, may convert their shares into shares of common stock at a ratio of one to one.

The Preferred Stock shall be automatically convertible in the event (i) a registration statement on Form S-1 is declared effective, or such successor form, under the Securities Act, or (ii) a majority of the outstanding Preferred Stock vote to either (a) convert their shares of Preferred stock into shares of common stock, or (b) vote to approve a reverse merger of the Company with and into an existing public company.

Holders of Preferred Stock are entitled to cast the number of votes equal to the number of common shares into which the shares of Preferred Stock held by such holders are convertible as of the record date. The holders of Preferred Stock vote together with the holders of common stock as a single class, except as otherwise specifically required.

Series A-1 Financing

During the years ended December 31, 2012 and 2011 and for the period from July 5, 2005 (inception) through December 31, 2012, the Company issued 0, 0 and 940,000 shares of Series A-1 convertible preferred stock, respectively, with a par value of $0.001 per share, for cash proceeds of $0, $0, and $3,009,800, respectively.

Series A-2 Financing

During the years ended December 31, 2012 and 2011 and for the period from July 5, 2005 (inception) through December 31, 2012, the Company issued 0, 0, and 736,844 shares of Series A-2 convertible preferred stock, respectively, with a par value of $0.001 per share, for cash proceeds of $0, $0, and $2,800,000, respectively.

Series A-3 Financing

During the years ended December 31, 2012 and 2011 and for the period from July 5, 2005 (inception) through December 31, 2012, the Company issued 1,250,000, 250,000, and 1,500,000 shares of Series A-3 convertible preferred stock, respectively, with a par value of $0.001 per share, for cash proceeds of $5,000,000, $1,000,000, and $6,000,000, respectively.

See independent auditors’ report.

CAPRICOR, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

3.	INCOME TAXES

The Company provides deferred income taxes for differences between the tax reporting bases and the financial reporting bases of assets and liabilities. The Company follows the accounting procedures established by FASB ASC 740, Income Taxes. The difference between income tax expense attributable to continuing operations and the amount of income tax expense that would result from applying domestic federal statutory rates to pre-tax income (loss) is mainly related to an increase in the valuation allowance, partially offset by state income taxes. The Company is in the process of determining the amount of net operating loss carryforwards available to offset future taxable income. At December 31, 2012, the Company has approximately $6,470,000, of state and federal NOL carryforwards that expire through 2032. The above described carryforwards are included in the Company's calculation of its deferred tax asset; however, realization of the deferred tax asset is dependent on the Company generating sufficient taxable income prior to expiration of the loss carryforwards. Valuation allowances are established, when necessary, to reduce deferred income tax assets to the amount expected to be realized. Deferred income tax assets are mainly related to net operating loss carryforwards. Management has chosen to take a 100% valuation allowance against the deferred income tax asset until such time as management believes that its projections of future profits make the realization of the deferred income tax assets more likely than not. Significant judgment is required in the evaluation of deferred tax benefits and differences in future results from management’s estimates could result in material differences.

4.	STOCK OPTIONS AND WARRANTS

Warrants

During the year ended December 31, 2009 the Company issued warrants to purchase shares of common stock in conjunction with the issuance of the Series A-2 preferred stock. As of December 31, 2012, the Company has 835,528 warrants outstanding with an exercise price of $7.00 per share. These warrants expire December 31, 2014, unless terminated earlier pursuant to the terms of the warrant agreements.

Stock Options

The Company’s Board of Directors has approved three stock option plans: (i) the 2006 Stock Option Plan, (ii) the 2012 Restated and Amended Equity Incentive Plan (which has superseded the 2006 Stock Option Plan) (the “2012 Plan”), and (iii) the 2012 Non-Employee Director Stock Option Plan (the “2012 Non-Employee Director Plan”).

The 2012 Plan reserves 2,000,000 shares for the grant of stock options, stock appreciation rights, restricted stock awards and performance unit/share awards by the Board of Directors to employees, consultants and other service providers. Options issued under the 2012 Plan are limited to an annual aggregate of $100,000 per participant. Included in that number is the 1,000,000 shares that were originally reserved under the 2006 Stock Option Plan.

The 2012 Non-Employee Director Plan reserves 1,300,000 shares for the grant of stock options to members of the Board of Directors who are not employees of the Company.

Under both plans the exercise price of stock options may not be less than the fair market value of the Company's common stock at the date of the grant as determined by the Company’s Board of Directors. The vesting terms of options issued under the Plans range from immediate vesting up to ratable vesting on the anniversary date of the grant over five years. The Board of Directors determines the price, terms, vesting, and any other conditions of each grant. All options expire ten years after the date of grant.

See independent auditors’ report.

CAPRICOR, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

4.	STOCK OPTIONS AND WARRANTS (Continued)

As of December 31, 2012, there were options granted and outstanding to purchase 1,773,535 shares of Common Stock under the Plans to employees and non-employees. During the year ended December 31, 2012 and 2011, 1,418,035 and 0 options were granted to employees and non-employees under the Plans, respectively.

Upon the closing of each qualified financing until such time that the Company has reached the threshold of $10,000,000 (including the $6,000,000 already received), one of the Directors is entitled to receive an additional option to purchase that number of shares of the company common stock necessary to maintain his equity position at 10% of the outstanding shares of the Company’s stock on a fully diluted basis

The following is a schedule summarizing stock option activity for the years ended December 31, 2012 and 2011:

	Number of	Weighted-Average
	Options	Exercise Price
Outstanding at January 1, 2011	355,500	$0.78
Granted	-	-
Exercised	-	-
Outstanding at December 31, 2011	355,500	0.78
Granted	1,418,035	0.75
Exercised	-	-
Outstanding at December 31, 2012	1,773,535	$0.76
Exercisable at December 31, 2012	795,365	$0.77

The Company did not grant any stock options in 2011. For the options granted in 2012, the estimated weighted average fair value of the stock options ranged from $0.56 to $0.62 per share, and was calculated using Black-Scholes pricing model based on the following assumptions:

Risk-free interest rate	0.63% - 1.34%
Volatility	100%
Term	5 - 7 years
Dividend yield	0%

As of December 31, 2012, the total unrecognized fair value compensation cost related to non-vested stock options was $555,680 which is expected to be recognized over 2.77 years.

See independent auditors’ report.

CAPRICOR, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

4.	STOCK OPTIONS AND WARRANTS (Continued)

Information about stock options outstanding at December 31, 2012 is summarized below:

Stock Options Outstanding
Exercise Price	Number Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price
$0.32 - $0.38	48,500	5.80 Years	$0.34
$0.75 - $0.76	1,698,035	9.11 Years	$0.75
$1.80	27,000	5.95 Years	$1.80

Stock Options Exercisable
Exercise Price	Number Exercisable	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price
$0.32 - $0.38	39,875	5.47 Years	$0.33
$0.75 - $0.76	728,490	8.92 Years	$0.75
$1.80	27,000	5.95 Years	$1.80

Stock-based compensation expense recognized for employees, directors and consultants for the years ended December 31, 2012 and 2011 and for the period from July 5, 2005 (inception) through December 31, 2012 was $332,347, $15,527 and $402,530, respectively, and is included in general and administrative expenses.

5.	CONCENTRATIONS

Cash Concentration

The Company has historically maintained checking accounts at two financial institutions. These accounts are insured by the Federal Deposit Insurance Corporation up to $250,000. Historically, the Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

6.	COMMITMENTS AND CONTINGENCIES

Leases

The Company leases spaces for its offices pursuant to a non-cancelable operating lease that expired April 2013, with total future rents of $31,430 to be paid in 2013. During June 2013, the Company renewed this lease for two more years. The amended lease is non-cancelable and expires June 13, 2015. The Company also leases research facilities from Cedar-Sinai Medical Center, a shareholder of the Company, currently on a month-to-month basis.

Total rent expense to unrelated parties for the years ended December 31, 2012 and 2011 and for the period from July 5, 2005 (inception) through December 31, 2012 was $61,782, $0, and $61,782, respectively. Total rent expense to the related party for the years ended December 31, 2012 and 2011 and for the period from July 5, 2005 (inception) through December 31, 2012 was $54,648, $54,648, and $268,686, respectively.

See independent auditors’ report.

CAPRICOR, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

6.	COMMITMENTS AND CONTINGENCIES (Continued)

Royalty and Licensing Agreements

In June 2006, the Company entered into a License Agreement with Università Degli Studi Di Roma “La Sapienza” (the “University”) for certain intellectual property rights. The Company paid the University a License Fee and there are ongoing Minimum Annual Royalties required to be paid under the License Agreement. The Company is also obligated to pay a percentage of all royalties received as a result of sublicenses granted.

In June 2006, the Company entered into a License Agreement with The Johns Hopkins University (“JHU”) for certain intellectual property rights. Upon execution of the License Agreement, JHU was paid an initial license payment and thereafter, the Company is required to pay minimum annual royalties on the anniversary dates of the License Agreement. The minimum annual royalties are creditable against running royalties on net sales of products and net service revenues which the Company is also required to pay under the License Agreement. In addition, the Company is required to pay a certain percentage of consideration received by the Company from sublicenses granted and the Company is also required to pay JHU certain defined development milestone payments upon the successful completion of certain phases of the Company’s clinical studies and upon receiving FDA approval. Milestone payments range from $100,000 at the time the phase I is complete to $1,000,000 if FDA approval has been received.

In April 2010, the Company entered into a License Agreement with Cedar-Sinai Medical Center (“CSMC”), a shareholder, for certain intellectual property rights. Upon execution of the License Agreement, Capricor was required to make an initial payment to CSMC and to reimburse CSMC for certain fees and costs incurred in connection with the prosecution of the patent rights. Under the terms of the License Agreement, the Company is required to pay a royalty on sales of royalty bearing products as well as a percentage of consideration received from any sublicenses or other grant of rights. Under the terms of the Licensing Agreement, the Company is also required to meet certain spending and development milestones. The Company discontinued its research under these patents in 2010.

Legal Contingencies

Periodically the Company may become involved in certain legal actions and claims arising in the ordinary course of business. There were no legal actions or claims reported at December 31, 2012.

7.	RELATED PARTY TRANSACTIONS

Lease and Sub-Lease Agreements

The Company leases its research facility from Cedar-Sinai Medical Center (“CSMC”), a shareholder. See note 6.

Beginning May 1, 2012 the Company subleases part of their office space to the chairman of the board for $2,500 per month. The sublease is month-to-month. The Company received $20,000, $0, and $20,000 in sublease income from the related party during the years ended December 31, 2012 and 2011, and for the period from July 5, 2005 (inception) through December 31, 2012, respectively. Sublease income is recorded as a reduction to general and administrative expenses.

Sub-Award Agreement

Effective January 30, 2012, the Company entered into a sub-award agreement with CSMC. The sub-award totaling $244,069, $10,811, and $254,880 were paid to CSMC during the years ended December 31, 2012 and 2011, and for the period from July 5, 2005 (inception) through December 31, 2012, respectively. At December 31, 2012 and 2011 the Company has sub-awards payable of $75,072 and $80,421, respectively.

See independent auditors’ report.

CAPRICOR, INC.

(A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

7.	RELATED PARTY TRANSACTIONS (Continued)

Equipment Purchases

The Company has paid for improvements and purchased equipment from CSMC. During the years December 31, 2012 and 2011, payments totaled $11,007 and $0, respectively.

Labor and Supply Costs

During the years ended December 31, 2012 and 2011, the Company has paid CSMC for costs relating to labor and supplies totaling $32,029 and $9,216, respectively.

Payables to Related Party

At December 31, 2012 and 2011, the Company had accounts payable and accrued expenses, which excludes the sub-award payable, to CSMC totaling $164,484 and $159,930, respectively.

8.	SUBSEQUENT EVENTS

On February 5, 2013 the Company entered into a Loan Agreement with the California Institute for Regenerative Medicine (“CIRM”) pursuant to which CIRM has agreed to disburse $19,782,136 to the Company over a period of 3.5 years to support Phase II of the Company’s ALLSTAR clinical trial (“Allogeneic Cardiac-Derived Stem Cells for Patients Following a Myocardial Infarction”).

Under the Loan Agreement, the Company is required to repay the CIRM loan with interest at the end of the loan period. The loan also provides for the payment of a Risk Premium whereby the Company is required to pay CIRM a premium up to 500% of the loan amount upon the achievement of achieving certain revenue thresholds. The loan has a term of 5 years and is extendable annually up to 10 years at Capricor’s option if certain conditions are met. The interest rate for the initial term is set at the 1-year LIBOR rate plus 2% (“base rate”), compounded annually, and becomes due at the end of the fifth year. After the fifth year, if the period of the loan is extended and if certain conditions are met, the interest rate will increase by 1% over the base rate each sequential year thereafter, with a maximum increase of 5% over the base rate in the tenth year. CIRM has the right to cease disbursements if a No Go Milestone occurs. Under the terms of the Loan Agreement, CIRM will deduct $36,667 from the initial disbursement to cover its costs in conducting financial due diligence on the Company. CIRM will also deduct $16,667 from each disbursement made in the second and third year of the loan period to cover its costs of continuing due diligence. So long as the Company is not in default, the loan may be forgiven during the term of the project period if the Company abandons the trial due to the occurrence of a No Go Milestone. After the end of the project period, the loan may be forgiven if the Company abandons the project for any reason. The Company will not issue stock, warrants or other equity to CIRM in connection with this award.

The timing of the distribution of funds pursuant to the Loan Agreement shall be contingent upon the availability of funds in the California Stem Cell Research and Cures Fund in the State Treasury, as determined by CIRM in its sole discretion.

On June 13, 2013 the Company entered renewed their office lease for two years. Monthly lease payments are $16,620 for the first year and will increase to $17,285 per month during the second year of the lease.

The Company has evaluated events occurring after the date of the accompanying balance sheet through July 17, 2013, the date the financial statements were available to be issued. The Company did not identify any material subsequent events that require adjustment to or disclosure in the accompanying financial statements, except for the matters noted above.

See independent auditors’ report.

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